                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

         [X] Preliminary Proxy Statement

                                           [ ]     Confidential, for Use of the
                                                   Commission Only (as
                                                   permitted by Rule 14a-6(e)
                                                   (2)


       [ ] Definitive Proxy Statement

       [ ] Definitive Additional Materials

       [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          CISTRON BIOTECHNOLOGY, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration number, or the form or schedule and the date of its filing.

                                [CISTRON LOGO]
                          CISTRON BIOTECHNOLOGY, INC.
                             10 Bloomfield Avenue
                         Pine Brook, New Jersey 07058
                                (973) 575-1700

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 7, 1998
                            ----------------------

To the Stockholders of
  CISTRON BIOTECHNOLOGY, INC.

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Cistron Biotechnology, Inc. (the "Company") will be held at the Waldorf-Astoria, 301 Park Avenue, Park Avenue Center North, 4th Floor, New York, New York 10022, on Wednesday, January 7, 1998, at 10:00 a.m., New York time, to consider and act upon the following proposals:

         1.       To elect a board of five (5) directors;

         2. To approve the Company's 1997 Incentive and Non-Incentive Stock Option Plan, under which an aggregate of 1,200,000 shares of Common Stock of the Company will be reserved for issuance upon exercise of options granted thereunder;

         3. To approve an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of preferred stock;

         4. To ratify the reappointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending June 30, 1998; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                  Only holders of record of Common Stock at the close of business on November 24, 1997, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

                      By Order of the Board of Directors,

                                Bruce C. Galton
                                   Secretary
Pine Brook, New Jersey
November   , 1997

             STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING
         ARE REQUESTED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
                PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                                [CISTRON LOGO]
                          CISTRON BIOTECHNOLOGY, INC.
                             10 Bloomfield Avenue
                         Pine Brook, New Jersey 07058
                                (201) 575-1700

                            -----------------------

                                PROXY STATEMENT
                            -----------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 7, 1998
                            -----------------------


                                 INTRODUCTION

General

         This Proxy Statement is being furnished to holders of Common Stock, par value $.01 per share ("Common Stock"), of Cistron Biotechnology, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, January 7, 1998, at the Waldorf-Astoria, 301 Park Avenue, Park Avenue Center North, 4th Floor, New York,
New York 10022, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof (the "Annual Meeting"). The cost of this solicitation will be borne by the Company. This Proxy Statement and enclosed proxy card are being mailed to the Company's stockholders on or about December 2, 1997.

Matters to be Considered at the Annual Meeting

         At the Annual Meeting, the stockholders will be asked to consider and vote upon the following proposals:

         1.       To elect a board of five (5) directors;

         2. To approve the Company's 1997 Incentive and Non-Incentive Stock Option Plan, under which an aggregate of 1,200,000 shares of Common Stock of the Company will be reserved for issuance upon exercise of options granted thereunder;

         3. To approve an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of preferred stock; and

         4. To ratify the reappointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending June 30, 1998,

all as more fully described in this Proxy Statement.


Voting at the Annual Meeting

         Only holders of record of Common Stock at the close of business on November 24, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Annual Meeting. On the Record Date, there were 26,884,990 shares of Common Stock issued and outstanding.

         The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting 13,442,496 shares of the 26,884,990 shares outstanding) is necessary to constitute a quorum at the Annual Meeting. All abstentions and broker non-votes, if any, will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. A plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the Board of five (5) directors and the affirmative vote by the holders of a majority of such votes is required to approve the 1997 Incentive and Non-Incentive Stock Option Plan and to ratify the reappointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending June 30, 1998. The affirmative vote by the holders of a majority of the outstanding shares of Common Stock is required to approve the amendment to the Company's certificate of incorporation authorizing 5,000,000 shares of preferred stock.

         If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Shares represented by proxies which are marked "WITHHOLD AUTHORITY" to vote for (i) all five (5) nominees or (ii) any individual nominee(s) for election as directors and are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. Similarly, shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. IN THE ABSENCE OF INSTRUCTIONS, THE SHARES WILL BE VOTED FOR ALL THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING. At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Annual Meeting and voting in person.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock on the Record Date by (i) each person known by the Company to own beneficially five percent or more of such shares, (ii) each Director, (iii) the sole nominee for election as a Director who is not currently a Director,
(iv) each person named in the Summary Compensation Table under "Executive Compensation" on page 16 of this Proxy Statement, and (iv) all Directors and executive officers as a group, together with their respective percentage ownership of the outstanding shares:



                      Name and Address of                     Shares Beneficially
                        Beneficial Owner                             Owned               Percent Outstanding
---------------------------------------------------------   ---------------------    -------------------------



Henry Grausz, M.D.                                                5,817,993(2)                   21.4%
 5910 Bradley Boulevard
 Bethesda,  MD  20814

Med-Tech Ventures, Inc.                                           4,126,365(3)                   15.3
 c/o Warner-Lambert Company
 Mt. Tabor Road
 Morris Plains,  NJ  07950

Isidore S. Edelman, M.D.(1)                                       2,411,681(4)                    9.0

Bruce C. Galton(1)                                                1,401,007(5)                    5.0

Thomas P. Carney, Ph.D.(1)                                          150,000(5)                     *

Frank G. Stout(1)                                                       600(6)                     *

Stephen M. Simes                                                     50,000(7)                     *

Robert Naismith, Ph.D.                                              400,000(8)

All directors and executive officers as a group                   4,410,495(9)                   15.3
(6 persons)


  * less than 1%

(1) c/o Cistron Biotechnology, Inc. 10 Bloomfield Avenue, Pine Brook, New Jersey 07058.
(2)      Includes 259,587 shares issuable upon currently exercisable options.
(3) Med-Tech Ventures, Inc. ("Med-Tech") has the right, exercisable at any time to require the Company to register all of Med-Tech's shares under the Act at the Company's expense. Med-Tech is a venture capital subsidiary of Warner-Lambert Company, and has no other business relationship with the Company.
(4) Includes 54,374 shares issuable upon currently exercisable options, but does not include 194,935 shares owned by Dr. Edelman's spouse, as to which he disclaims beneficial ownership.
(5) Consists of shares issuable upon exercise of currently exercisable options.

(6) Mr. Stout disclaims beneficial ownership of 400,534 shares, 302,289 shares and 136,870 shares owned as of August 31, 1994 by the Massachusetts Institute of Technology, the New England Medical Center Hospitals, Inc. and Wellesley College, respectively, the Institutions of which Mr. Stout serves as designee on the Company's Board of Directors.
(7) Consists of options which will become exercisable upon the election of the Board of Directors at the Annual Meeting.
(8) Consists of currently exercisable warrants issued to BlueStone Capital Partners, L.P. See "Certain Relationships and Related Transactions."
(9) Includes options described in notes (2), (5) and (6) and options to 356,722 shares held by an executive officer not named in Summary Compensation Table, but excludes 194,935 shares owned by Dr. Edelman's spouse.

                         -----------------------------

         On the Record Date, the outstanding Common Stock was held by __________ registered stockholders.

                             ELECTION OF DIRECTORS

         At the Meeting, the entire Board of five (5) Directors, as fixed by the Company's by-laws, is to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Unless otherwise specifically directed by stockholders executing proxies, it is intended that all proxies in the accompanying form received in time for the Annual Meeting will be voted at the Annual Meeting FOR the election of the five (5) nominees named below, all of whom are currently Directors of the Company. In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors.

         Each nominee's name, age, office with the Company, the year first elected as a Director and certain biographical information are set forth below:


                                                                    YEAR FIRST SERVED
                     NAME                             AGE             AS A DIRECTOR          POSITION
                     ----                             ---           -----------------        --------
Bruce C. Galton                                       45                   1988              Acting Chairman and
                                                                                             CEO, President, Chief
                                                                                             Operating and Financial
                                                                                             Officer, Secretary and
                                                                                             Treasurer, Director
Isidore S. Edelman, M.D.                              76                   1983              Vice Chairman of the
                                                                                             Board of Directors
Thomas P. Carney, Ph.D.                               82                   1989              Director
Frank G. Stout                                        48                   1990              Director
Robert Naismith, Ph.D.                                53                    -                Nominee

         Bruce C. Galton has been Acting Chairman and CEO since May 1997 and President, Chief Operating and Financial Officer and a director since November 1988. Prior to November 1988, Mr. Galton was Vice President and Chief Financial Officer, Secretary and Treasurer of the Company since January 1985. From 1977 to 1984, Mr. Galton was employed in various capacities by Becton, Dickinson & Co. Mr. Galton was Manager of Cost and Budgets at Becton's B-D Immunodiagnostics division from August 1983 to December 1984 and Financial Manager of its Becton, Dickinson Laboratory Systems Division from May 1981 to August 1983. He holds a B.S. from the University of Virginia and an MBA from Fairleigh Dickinson University.

         Isidore S. Edelman, M.D. is co-founder of the Company and has been a director since its inception. Dr. Edelman holds degrees from Indiana University (B.A.) and Indiana University School of Medicine (M.D.). Dr. Edelman is the Robert Wood Johnson, Jr. Professor of Biochemistry, director of Columbia University's Genome Center and former Chairman of the Department of Biochemistry and Molecular Biophysics, College of Physicians and Surgeons, Columbia University. Prior to joining the faculty of Columbia University in June 1978, he was the Samuel Neider Research Professor of Medicine and Professor of Biophysics at the University of California School of Medicine in San Francisco. Dr. Edelman is a member of the National Academy of Sciences and the Institute of Medicine of the National Academy of Sciences and the American Academy of Arts and Sciences.

         Thomas P. Carney, Ph.D. has been a director of the Company since September 1989. Dr. Carney has been Chairman and CEO of Metatech Corporation, which develops medical devices, since it was organized in 1976. Prior to forming Metatech Corporation, Dr. Carney was an Executive Vice President of G.D. Searle & Company (1965-1976) and was Vice President of Research and Development of Eli Lilly and Company prior to joining Searle. Dr. Carney holds a B.S. in chemical engineering from the University of Notre Dame and Masters and Ph.D. degrees from Pennsylvania State University.

         Frank G. Stout has been the Vice President-Research Administration of New England Medical Center Hospitals, Inc. (Tufts University) since 1983. Prior to 1983, Mr. Stout was Assistant Director of Research Administration of the Center for the Advancement of Research and Biotechnology. Mr. Stout received his B.Sc. in Biology from the University of South Dakota and his MPH in Health Administration from the Tulane Medical Center.

         Robert W. Naismith, Ph.D. has been Managing Director of Healthcare at BlueStone Capital Partners, L.P., since October 1, 1996. Dr. Naismith has also served as Director and Chairman of the Compensation Committee of the Board of Directors of Penn Security Bank & Trust Company, Scranton, Pennsylvania since 1988 and as Director of the Marion Nichols Corporation, Clark Summit, Pennsylvania since 1993. Dr. Naismith co- founded, and served as the President, Chief Executive Officer and a director of Biofor, Inc., a biopharmaceutical research and discovery company specializing in rational drug design via computer assisted molecular analysis from 1986 to 1995. He was co-founder and Executive Vice President of Pharmakon Research International, Inc., an international preclinical contact organization from

1980 until 1988. In addition, he served as Vice President of Scherer Healthcare, Inc., an Atlanta based healthcare company whose subsidiaries address various medical service and product markets, from 1986 to 1995, from 1994 to 1997 as Chairman and Director of Derma Sciences, Inc., a wound care company, Director and Chairman of the Joint Conference Committee of the Community Medical Center, Scranton, Pennsylvania from 1980 to 1992 and in 1996 as Chairman and Director of The Micro Cap Fund, Inc., a publicly traded bridge fund. He holds an adjunct associate professorship in the School of Medicine at Case Western Reserve University, adjunct professorships in the Department of Biology at Pennsylvania State University, and the Department of Biology at the University of Scranton. He was awarded a tenured Associate Professorship at Pennsylvania State University in Biology in 1977. Dr. Naismith also serves as a Senior Fellow at the Institute of Molecular Biology & Medicine at the University of Scranton, Scranton, Pennsylvania, Trustee of the William Harvey Medical Foundation, London, U.K., a Director of the Pennsylvania Regional Tissue Bank and the International Institute for the Advancement of Medicine. He is a member of the several Editorial Boards and the author of over 30 publications. Dr. Naismith received his Ph.D. in Genetics from the Pennsylvania State University of 1971.

         All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Officers hold office until their successors are chosen and qualify, subject to earlier removal by the Board of Directors and subject to rights, if any, under contracts of employment. As part of the Company's Chapter 11 settlement agreement, the Institutions have the right to designate one individual nominated by management to the Board of Directors. If Cistron is consolidated or merged or acquired by a third party whose primary products and/or interest is in areas other than IL-1, its variants, derivatives or applications, Cistron will no longer be obligated to appoint such a representative and the representative of the Institutions then acting as a Director of Cistron will resign. The "Institutions" are New England Medical Center Hospitals, Inc., Tufts University, Massachusetts Institute of Technology and Wellesley College. Currently, Mr. Frank G. Stout is the Institutions' designee on the Board. Dr. Robert Naismith, Ph.D. serves as a designee of BlueStone Capital Partners, L.P., which during the term of its engagement as the Company's financial advisor, has the right to designate one Director to the Board. See "Certain Relationships and Related Transactions."

                      -----------------------------------

MEETINGS AND COMMITTEES

         There were 11 meetings of the Board of Directors during fiscal 1997. There were no committees of the Board during fiscal 1997. The Board of Directors expects to form and elect Board members to a Stock Option and Compensation Committee of the Board ("Committee") prior to the Annual Meeting. The Committee's responsibilities shall include the administration of the 1997 Incentive and Non-Incentive Stock Option Plan.


                      -----------------------------------

COMPENSATION OF DIRECTORS

         Starting in Fiscal 1996, directors who are not employees received a retainer fee of $1,200 per annum and $500 for each meeting of the Board of Directors attended. Also starting in Fiscal 1996, Dr. Edelman will be paid at the rate of $200 per hour for any scientific consulting services he may perform at the Company's request. During 1997, Dr. Edelman was paid an aggregate of $1,300 for such consulting services. Directors who are not employees or officers of the Company also receive options to purchase 50,000 shares of Common Stock for each year of service as such, up to a total of 150,000 shares. Mr. Stout has agreed to serve without cash compensation and without receipt of stock options.


                      APPROVAL OF THE 1997 INCENTIVE AND
                        NON-INCENTIVE STOCK OPTION PLAN

General

         In September, 1984, the Company adopted its Employee Stock Option
Plan (the "Employee Plan") under which an aggregate of 1,157,913 of Common
Stock were reserved for issuance upon exercise of options granted to employees thereunder. As of the Record Date, options to purchase an aggregate of 1,009,590 shares of Common Stock had been granted and were outstanding, an aggregate of 45,810 shares of Common Stock had been issued upon exercise of options, and a balance of 148,323 shares are reserved for issuance under the Employee Plan for options subsequently granted thereunder.

         In October 1997, the Board of Directors approved the 1997 Incentive and Non-Incentive Stock Option Plan (the "Plan") to authorize additional options to attract and retain qualified personnel, including consultants. The Plan reserves 1,200,000 shares of Common Stock for issuance thereunder upon exercise of options ("Options") granted thereunder. The Board of Directors believes that the 1,200,000 shares of Common Stock should be sufficient to attract and retain qualified personnel for approximately 18-24 months.

         The purpose of the Plan is to encourage selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company.

         As of the date of this Proxy Statement, the Company has not made any commitments to grant any options under the Plan. The Company intends to grant options under the Plan only after stockholder approval of the Plan at the Annual Meeting. On November ___, 1997, the closing bid price of the Common Stock was $____ per share, as reported by the Nasdaq Electronic Bulletin Board.

Summary of the Plan

         The essential features of the Plan are outlined below.

Definition of "Outside Director"

         As defined in Regulation ss. 1.162-27(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), an "Outside Director" is a director of the Company that: (a) is not a current employee of the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; and (d) does not receive remuneration (including any payment in exchange for goods or services, and other than de minimis remuneration, as defined by such Regulation) from the Company, either directly or indirectly, in any capacity other than as a director. The Committee shall at all times be composed solely of two or more Outside Directors.

Grant of Options

         The Committee administers the Plan and in its discretion determines:
(i) the persons to whom, and the time or times at which, Options are granted;
(ii) the number of shares subject to each Option; (iii) the provisions regarding exercisability of each Option; (iv) the expiration date of each Option, which cannot exceed ten years (five years for incentive stock options ("Incentive Options") qualifying under Section 422A of the Code granted to a person who owns or is considered as owning stock possessing more than 10% of the total voting power of all classes of stock of the Company or any subsidiary thereof (a "Ten Percent Stockholder"); (v) whether all or any portion of the Options will be Incentive or stock options which do not so qualify ("Non-Incentive Options"); (vi) the exercise price, which for Non-Incentive Options cannot be less than eighty-five percent (85%) of the fair market value of the Common Stock on the date of grant ( or 100% of such fair market value for Incentive Options or 110% thereof for Incentive Options granted to Ten Percent Stockholders)); (vii) whether each Option will have a "cashless-exercise" provision; (viii) whether a Non-Incentive Option shall have limited transferability as permitted under the Plan; and (ix) whether a Non-Incentive Option granted to a non-employee shall terminate following the non-employee's termination of engagement in performing services for the Company. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion may deem relevant.

         The Committee has the sole authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating thereto; to determine the terms and provisions of the respective option agreements under which Options are granted (the "Option Agreements"); to amend the provisions of outstanding Options to provide for accelerated exercisability or the extension of the expiration date of such Options; and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

         For purposes of the Plan, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing bid price of the Common Stock on The Nasdaq Stock Market (or the Nasdaq Electronic Bulletin Board) or, if the Common Stock is not then traded on The Nasdaq Stock Market (or quoted on the Nasdaq Electronic Bulletin Board), such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date the fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.

         The aggregate fair market value (determined as of the time an Incentive Option is granted) of the shares of Common Stock initially purchasable upon exercise of an Incentive Option during any calendar year may not exceed $100,000.

         Additionally, the maximum number of shares that may be subject to options under this Plan granted during any calendar year to any employee of the Company is 400,000 shares.

         The date of grant of an Option is the date on which the Committee shall by resolution duly authorize such Option.

Exercise of Options

         Each Option is exercisable to the extent determined by the Committee and set forth in the Option Agreement, but in no event will an Option be exercisable until at least six months from the date of grant. An Option may not be exercised for fractional shares of Common Stock.

         Payment for the shares may be made in cash. The Committee may, in its discretion, include a "cashless exercise" provision in the applicable Option Agreement, in which event the optionee will be permitted to deliver previously owned shares of Common Stock with a fair market value equal to the exercise price in payment of the full purchase price of such shares, provided such shares, if purchased upon exercise of a stock option, shall have been held for at least six months.

         Prior to the issuance of shares upon the exercise of an option, the optionee is required to pay or make adequate provision for payment of any federal, state or local withholding tax obligations of the Company, in the manner determined in the sole discretion of the Committee. No optionee shall have any of the rights of a stockholder of the Company with respect to any shares subject to an option until the Option has been validly exercised.

Transferability of Options

         No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder, except that the Committee may provide for transferability of a NonIncentive Option to an optionee's family members or family trusts.

Acceleration of Exercisability Upon a "Change in Control" of the Company.

         Upon the occurrence of a "change in control" of the Company (as defined below), all outstanding Options shall become immediately fully exercisable. For purposes of the Plan, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned subsidiary) or liquidation of the Company or any sale or disposition of 80% or more of the assets or earning power or the Company; or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation.

Termination or Lapse of Options

         In the event the employment of an optionee by the Company terminates for any reason other than by death or disability, or the engagement of a non-employee optionee terminates for any reason other than death, such optionee may, within three months from the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such termination. No Option, however, may be exercised subsequent to the date of its expiration. Absence on leave approved by the employer corporation is not considered an interruption of employment for any purpose under the Plan. In addition, at the discretion of the Committee, the exercisability of an outstanding Non-Incentive Option may be extended to a date determined by the Committee but not beyond ten years from the date of grant.

         The Committee may, in its discretion, at the time of grant or by amending the applicable outstanding Non-Incentive Option, delete the foregoing termination provision with respect to a Non-Incentive Option granted to a non-employee of the Company.

Option Adjustments

         The Plan contains a customary anti-dilution provision that provides that in the event of any change in number of the Company's outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of the Common Stock available under the Plan and the number of shares subject to outstanding options and exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Committee or stockholders of the Company and compliance with applicable securities laws. No certificate or scrip representing fractional shares shall be issued upon the exercise of any option and any resulting fractions of a share shall be ignored.

Issuance of Shares

         The shares of Common Stock, when issued and paid for pursuant to options granted under the Plan, shall be issued as fully paid and non-assessable shares.

Termination of the Plan

         No options may be granted under the Plan subsequent to November 3, 2007, but options theretofore granted may extend beyond that date and the terms of the Plan shall continue to apply to such options and to any shares acquired upon exercise thereof. The Committee may at any time terminate or amend the Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to the Plan); subject to stockholder approval if required to comply with the provisions of the Code, or the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the shares are traded, or other applicable provisions of state or federal law or self-regulatory agencies. No amendment of the Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES

         The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the Plan. Also, the specific state tax consequences to each participant under the Plan may vary, depending upon the laws of the various states and the individual circumstances of each participant.

Incentive Options

         No taxable income is recognized by the optionee upon the grant of an Incentive Option under the Plan. Further, no taxable income will be recognized by the optionee upon exercise of an Incentive Option granted under the Plan and no business expense deduction will be available to the Company. Generally, if the optionee holds shares acquired upon the exercise of Incentive Options for at least two (2) years from the date of grant of the option and for at least one (1) year from the date of exercise, any gain on a subsequent sale of such shares will be considered as long-term capital gain. The gain recognized upon the sale of the shares is equal to the excess of the selling price of the shares over the exercise price. Therefore, the net federal income tax effect on the holders of Incentive Options is to defer, until the shares are sold, taxation of any increase in the value of the shares from the date of grant and to treat such gain, at the time of sale, as capital gain rather than ordinary income.

         However, in general, if the optionee sells the shares prior to expiration of either the two-year or one-year period, referred to as a "disqualifying disposition," the optionee will recognize taxable income at ordinary tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise, less the exercise price; or (ii) the amount realized on the date of sale, less the exercise price, and the Company will receive a corresponding business expense deduction. The balance of the gain recognized on the disqualifying disposition will be long-term or short-term capital gain depending upon the holding period of the optioned shares. The two-year and one-year holding period rules do not apply to optioned shares which are disposed of by the optionee's estate or a person who acquired such shares by reason of the death of the optionee.

         Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four
(4) most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Plan, and stockholder approval of the Plan is obtained. The Plan has been drafted to allow compliance with those performance-based criteria that relate to Incentive Options.

         If shares of Common Stock are used in payment of the exercise price of an Incentive Option, the following rules apply:

                  (i) If the exercise price under an Incentive Option is paid by delivery of shares of Common Stock previously acquired upon exercise of an earlier granted Incentive Option, if such delivery constitutes a "disqualifying disposition" of the delivered shares because such shares of Common Stock had not been held long enough to satisfy the requisite two-year and one-year holding periods applicable to Incentive Options, such disqualifying disposition will render the optionee subject to ordinary taxation as discussed above on the delivered shares. To the extent the number of newly acquired shares equals the number of delivered shares as to which there was a disqualifying disposition, the basis for such newly acquired shares will be equal to the fair market value of the delivered shares at the time they were delivered, and the holding period for these newly acquired shares will, except for disqualifying disposition purposes, include the period for which the delivered shares were held; and to the extent the number of newly acquired shares exceeds the number of delivered shares, such additional shares will have a zero basis and a holding period measured from the date of exercise of the option; and

                  (ii) If an Incentive Option is exercised with (i) shares of Common Stock acquired upon exercise of an Incentive Option and held for the requisite holding period prior to delivery, (ii) shares of Common Stock acquired under a Non-Incentive Option, or (iii) shares of Common Stock acquired through open-market purchases, then the optionee will not recognize any taxable income (other than relating to alternative minimum tax) with respect to the shares of Common Stock so delivered. To the extent the purchased shares equal in number the shares of Common Stock delivered in payment of the exercise price, the newly acquired shares will have the same basis and holding period as the delivered shares. The balance of the purchased shares will have a zero basis for tax purposes, and their holding period will commence on the date these additional shares are acquired upon exercise by the optionee.

         An employee may be subject to an alternative minimum tax upon exercise of an Incentive Option since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income, unless the acquired shares are disposed of in the same year that the option was exercised.

Non-Incentive Options

         As in the case of Incentive Options, the grant of Non-Incentive Options will not result in any taxable income to the optionee. However, unlike Incentive Options, generally the optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

         The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

         Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise. The income recognized by the optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

         Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four
(4) most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Plan, and stockholder approval of the Plan is obtained. The Plan has been drafted to allow compliance with those performance-based criteria that relate to Non-Incentive Options, except that NonIncentive Options granted with an exercise price less than the fair market value of the Common Stock on the date of the grant will not meet such performance-based criteria and, accordingly, the compensation attributable to such options will be subject to the deductibility limitations contained in Section 162(m) of the Code.

REQUIRED VOTE

         Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In instances of broker non-votes, those shares will not be included in the vote totals, and therefore will have no effect on the vote for the approval of the Plan. Unless marked to the contrary, proxies received will be voted FOR approval of the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN.

                    ADOPTION OF AMENDMENT TO THE COMPANY'S
                         CERTIFICATE OF INCORPORATION

                  The Company is presently authorized to issue 50,000,000 shares of Common Stock, $.01 par value.

                  The Board of Directors has approved, subject to adoption by the stockholders, an amendment to the Company's Certificate of Incorporation in substantially the form attached hereto as Exhibit A to this Proxy Statement, to add 5,000,000 shares of preferred stock, par value $1.00 per share, to the authorized capital stock of the Company (the "Charter Amendment").

                  The Charter Amendment will provide the Board of Directors with the authority, without further action by the stockholders, to issue from time to time up to 5,000,000 shares of preferred stock, par value $1.00 per share. The Board of Directors will be authorized to establish and designate the classes, series, voting powers, designations, preferences and relative, participating, optional or other rights, and such qualifications, limitations and restrictions of the preferred stock as the Board may determine in its sole discretion without further vote or action by the stockholders.

                  The rights, preferences, privileges, and restrictions or qualifications of different series of preferred stock may differ with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, and other matters. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to holders of Common Stock or could adversely affect the rights and powers, including voting rights, of holders of Common Stock.

                  The existence of the preferred stock, and the power of the Board of Directors of the Company to set its terms and issue a series of preferred stock at any time without stockholder approval, could have certain antitakeover effects. These effects include that of making the Company a less attractive target for a "hostile" takeover bid or rendering more difficult or discouraging the making of a merger proposal, assumption of control through the acquisition of a large block of Common Stock or removal of incumbent management, even if such actions could be beneficial to the stockholders of the Company.

                  The Board has no present plans to issue any series of preferred stock but believes that it is desirable to have the shares of preferred stock available for possible future financing transactions and other corporate purposes. Having such authorized shares available for issuance in the future will give the Company greater flexibility and allow the shares to be issued without the expense and delay of a special stockholders' meeting.

REQUIRED VOTE

                  Adoption of the Charter Amendment requires the affirmative vote by the holders of a majority of the outstanding shares of Common Stock of the Company (13,442,496 shares of the 26,884,990 shares outstanding). Unless marked to the contrary, proxies received will be voted FOR adoption of the Charter Amendment.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE CHARTER AMENDMENT.


             RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

         Subject to ratification by the stockholders, the Board of Directors has reappointed Deloitte & Touche LLP as independent auditors of the Company for the year ending June 30, 1998. The affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify the reappointment of Deloitte & Touche LLP. It is anticipated that a representative of Deloitte & Touche LLP at the Annual Meeting to answer questions within such firm's field of expertise.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE REAPPOINTMENT OF THE INDEPENDENT AUDITORS.


                                OTHER BUSINESS

         Management does not know of any matter to be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                            EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation earned in each of the last three fiscal years by each Chief Executive Officer and by the only other executive officer whose cash compensation during such year exceeded $100,000 in fiscal year 1997.

                                                  SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------



                                                                                            LONG-TERM COMPENSATION
                                                                            -------------------------------------------------------

                                                                    ANNUAL COMPENSATION                         AWARDS
                                                      -----------------------------------------------------------------------------

                                                                                                             COMMON STOCK
    NAME AND PRINCIPAL POSITION       FISCAL YEAR           SALARY ($)              BONUS($)            UNDERLYING OPTIONS (1)
-----------------------------------------------------------------------------------------------------------------------------------
Henry Grausz, M.D.(1)                    1997                     $31,385
                                                        ------------------    -------------------     -------------------------


former Chairman and CEO                  1996                          __                      __                            __

                                         1995

Bruce C. Galton                          1997                    $187,500                 $50,000                            __

Acting Chairman, CEO (May                1996                    $156,667                      __                       784,000
1997)

President, Chief Operating and           1995                    $140,000                                                73,053
Financial Officer                                                                                                            __

Richard S. Dondero                       1997                     $95,833                 $50,000                            __

Vice President - Operations              1996                     $90,000                      __                        31,546
 and Product Development                 1995                     $92,750                                                    __
-----------------------------------------------------------------------------------------------------------------------------------

(1) Dr. Gausz resigned as Chairman and director in May 1997 and received consulting fees of $10,000 per month from May 21 to July 31, 1997. Prior to his resignation, Dr. Grausz received a salary of $10,000 per month from the period of February 15 to May 20, 1997.

No options were granted in Fiscal 1997 to the individuals named in the Summary Compensation Table.

         The following table sets forth certain information concerning unexercised options held at June 30, 1997 by the executive officer listed in the Summary Compensation Table (who did not exercise any options during Fiscal
1997).

                                                OPTION VALUES AT JUNE 30, 1997

==================================================================================================================================

                            NUMBER OF UNEXERCISED OPTIONS AT JUNE 30,                  VALUE OF UNEXERCISED IN-THE-MONEY
                                              1997                                        OPTIONS AT JUNE 30, 1997(1)
           NAME       ------------------------------------------------       ------------------------------------------------

                             EXERCISABLE                UNEXERCISABLE               EXERCISABLE                UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------------
Henry Grausz, M.D.                    259,587                          __                   $ 67,493                __
----------------------------------------------------------------------------------------------------------------------------------
Bruce C. Galton                     1,291,976                  109,031(2)                   $123,544                __
----------------------------------------------------------------------------------------------------------------------------------
Richard S. Dondero                    400,176                   31,546(2)                   $ 36,721                __
==================================================================================================================================

(1) Based on the average of the bid and asked prices on June 30, 1997 of $.28 per share.

(2) Unexercisable options for Mr. Galton to purchase 109,031 shares and for Mr. Dondero to purchase 31,546 shares are out-of-the-money.

         In April 1994, Mr. Galton and Mr. Dondero entered into a new five-year employment contract with the Company. The employment agreements also contain a confidentiality provision that requires Mr. Galton and Mr. Dondero to maintain as confidential any confidential information obtained during the course of employment for the period of such agreement and for three years after termination thereof.

         The employment agreement of Mr. Galton provides that in the event the employment of Mr. Galton is terminated without cause by the Board of Directors, or if the Company refuses to renew the employment agreement of Mr. Galton, then upon his written request, the Company will (i) pay Mr. Galton an amount equal to six months of Mr. Galton's current salary in equal monthly installments, commencing the month in which the termination occurs or the salary which would be due under the remaining unexpired term of the agreement, whichever is greater, (ii) enter into a consulting contract with Mr. Galton's at full pay and benefits for a minimum of three months and (iii) lend Mr. Galton such amount as may be required to exercise any stock options then exercisable by Mr. Galton to purchase shares of the Company's Common Stock.

         The employment agreement also provides that in the event the Company relocates during the term of the employment agreement, and Mr. Galton relocates with the Company, the Company will reimburse Mr. Galton for all relocation costs and pay Mr. Galton a bonus of $25,000 upon completing such relocation. If Mr. Galton chooses not to relocate with the Company, he will receive the applicable termination pay described in clauses (i) and (iii) of the preceding paragraph plus an additional three months salary as severance pay.

         During Fiscal 1997, the Company maintained a "key man" life insurance policy on the life of Mr. Galton in the amount of $1,000,000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires that officers, directors and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") file reports of their trading in Company equity securities with the Securities and Exchange Commission. Based on a review of Section 16 forms filed by the Reporting Persons during the last fiscal year, the Company believes that the Reporting Persons complied with all applicable Section 16 filing requirements.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 1, 1997, the Company filed suit in the circuit Court of Fairfax County (Virginia) against Rebuild, L.L.C. ("Rebuild") and against Henry Grausz, M.D., Cistron's former chairman, to collect $230,000 (plus interest and attorney's fees) loaned to Rebuild under a short-term note, originally due May 15, 1997. The loan was personally and unconditionally guaranteed by Dr. Grausz who is a member of Rebuild. In October 1997, the Company obtained a default judgment against Dr. Grausz for the principal and interest under the Note together with costs of collection.

         In September 1997, the Company engaged the services of BlueStone Capital Partners, L.P. ("BlueStone Capital") to act as the Company's financial advisor as to corporate strategy and financial initiatives. Robert W. Naismith, Ph.D., a nominee for election to the Board, is a Managing Director of BlueStone Capital. The initial engagement is for six months and may be renewed upon mutual consent of the parties. The Company is obligated to pay BlueStone Capital $90,000 for the initial six-month period and issue warrants to purchase 400,000 shares of Common Stock at $.25 per share. The Company would be obligated to make payments including certain percentage fees as well as issue additional warrants to BlueStone Capital to purchase up to an additional 400,000 shares of Common Stock in completing a merger, acquisition, joint venture, partnership, license or contract.

                      STOCKHOLDER PROPOSALS FOR THE NEXT
                          ANNUAL MEETING OF STOCKHOLDERS

         Any stockholder proposal to be considered for inclusion in the Company's proxy soliciting material for the next Annual Meeting of Stockholders must be received by the Company at its principal office by June 30, 1998.


Dated:    November ___, 1997

                                                                     EXHIBIT A


                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                          CISTRON BIOTECHNOLOGY, INC.



                    PURSUANT TO SECTION 242 OF THE GENERAL
                   CORPORATION LAW OF THE STATE OF DELAWARE



                  Cistron Biotechnology, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

                    FIRST: The name of the Corporation is Cistron
Biotechnology, Inc. and the name under which the Corporation originally was incorporated is Cistron Technology, Inc.

                  SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 14, 1983.

                  THIRD: The Certificate of Incorporation of the Corporation, as heretofore amended or supplemented, is hereby further amended by striking out Section "4" and substituting in lieu thereof a new Section "4" changing the authorized capital stock of the Corporation to read as follows:

          "4. The authorized capital stock of the Corporation shall consist of fifty-five million (55,000,000) shares, consisting of fifty million (50,000,000) shares of Common Stock, each having a par value of $.01 (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, each having a par value of $1.00 (the "Preferred Stock").

                  The Preferred Stock may be issued from time to time in one or more series of any number of shares provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized. Each series of Preferred Stock shall be distinctively designated by letter or descriptive words. All series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of this
Section 4.

                  Authority is hereby expressly vested in the Board of Directors from time to time to issue the Preferred Stock as Preferred Stock of any series and in connection with the creation of each such series to fix by the resolution or resolutions providing for the issue of shares thereof the designations, preferences, limitations and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation:

                  (1) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (but not above the total number of authorized shares of the series) or decreased (but not below the number of shares thereof then outstanding) from time to time by a resolution or resolutions of the Board of Directors, all subject to the conditions or restrictions set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock;

                  (2) the dividend rate payable on shares of such series, the conditions and dates upon which such dividends shall be payable, the preferences or relation which such dividend shall bear to the dividends payable on any other class or classes or any other series of capital stock (except as otherwise expressly provided in this Certificate of Incorporation), and whether such dividends shall be cumulative or non-cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

                  (3) whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to redemption, the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed by the Corporation;

                  (4) the amount or amounts payable upon the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the preferences or relation which such payments shall bear to such payments made on any other class or classes or any other series of capital stock (except as otherwise expressly provided in this Certificate of Incorporation);

                  (5) whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes of capital stock of the Corporation, or any series thereof, or for any other series of the same class of capital stock of the Corporation or for debt of the Corporation evidenced by an instrument of indebtedness, and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  (6) whether the holders of shares of such series shall have any right or power to vote or to receive notice of any meeting of stockholders, either generally or as a condition to specified corporate action; and

                  (7) any other preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as may be permitted by the laws of the State of Delaware and as shall not be inconsistent with this Section 4.

                  Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares, but including shares redeemed, shares purchased and retired and shares which have been converted into shares of Common Stock) shall have the status of authorized but unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as a part of another series of Preferred Stock, all subject to the conditions or restrictions or issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock.

                  Except as otherwise provided by the resolution or resolutions providing for the issuance of any series of Preferred Stock, after payment shall have been made to the holders of Preferred Stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issuance of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

                  Except as otherwise provided by the resolution or resolutions providing for the issuance of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of Preferred Stock of the full amounts to which they shall be entitled pursuant to the resolution or resolutions providing for the issuance of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

                  The holders of Preferred Stock shall not have any preemptive rights except to the extent such rights shall be specifically provided for in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors."

                  FOURTH: The amendment to the Certificate of Incorporation, herein certified has been duly adopted in the manner and by the vote prescribed by Section 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate be signed by its President and attested by its Assistant Secretary this day of December, 1997.



                                           CISTRON BIOTECHNOLOGY, INC.


                                           By:_________________________________
                                                      Bruce C. Galton
                                                      President


Attest:


By:_________________________________

         -------------------
         Assistant Secretary

                                                                 Appendix


                       1997 INCENTIVE AND NON-INCENTIVE

                               STOCK OPTION PLAN

                                      OF

                          CISTRON BIOTECHNOLOGY, INC.


         1. Purpose of Plan.

                  The purpose of this Incentive and Non-Incentive Stock Option Plan ("Plan") is to further the growth and development of Cistron Biotechnology, Inc. ("Company") and any subsidiaries thereof by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

         2. Definition of "Outside Director". As defined in Regulation ss. 1.162-27(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), an "Outside Director" is a director of the Company that: (a) is not a current employee of the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; and (d) does not receive remuneration (including any payment in exchange for goods or services, and other than de minimis remuneration, as defined by such Regulation) from the Company, either directly or indirectly, in any capacity other than as a director. Notwithstanding anything in this Plan to the contrary, the Committee (as hereinafter defined) shall at all times be composed solely of two or more Outside Directors.

         3. Stock Subject to the Plan.

                  An aggregate of 1,200,000 shares of the Company's Common Stock, $.01 par value ("Common Stock") subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, as the Stock Option and Compensation Committee ("Committee") of the Board of Directors ("Board") shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

         4. Administration.

         The Plan shall be administered by the Committee, which shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted; the number of shares to be subject to each such Option; the provisions regarding exercisability of each Option; the expiration date of each Option; whether all or any portion of the Options shall be incentive stock options ("Incentive Options") qualifying under Section 422A of the Code or stock options which do not so qualify ("Non-Incentive Options"); whether each Option shall have a "cashless-exercise" provision; whether a Non-Incentive Option shall have limited transferability as permitted under the Plan; and whether a Non-Incentive Option granted to a non-employee shall terminate following the non-employee's termination of engagement in performing services for the Company pursuant to Section 10 of the Plan. Both Incentive Options and Non-Incentive Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating thereto; to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the forms attached hereto as Exhibit A and Exhibit B; to amend the provisions of outstanding Options to provide for accelerated exercisability or the extension of the expiration date of such Options; and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

         5. Eligibility for Receipt of Options.

         (a) Incentive Options. Incentive Options may be granted only to employees (including officers) of the Company and/or any of its subsidiaries. A director of the Company or any subsidiary who is not an employee of the Company or of one of its subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (10% Owner), unless at the time the Incentive Option is granted to the 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant. The aggregate fair market value (determined as of the time an Incentive Option is granted) of the shares of the Company's Common Stock initially purchasable upon exercise of an Incentive Option during any calendar year may not exceed $100,000.

                  (b) Non-Incentive Options. Non-Incentive Options may be granted to any employees (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success.

                  (c) The maximum number of shares that may be subject to options under this Plan granted during any calendar year to any employee of the Company is 400,000 shares.

                  (d) In the event an outstanding Incentive Option or a portion thereof no longer qualifies as an incentive stock option under Section 422A of the Code, such Option or portion thereof, as applicable, thereafter shall be deemed a Non-Incentive Option under the Plan.

         6. Option Price.

         The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review, but in no event shall the purchase price be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Options (110% of fair market value in the case of Incentive Options granted to a 10% Owner) and 85% of the fair market value of the Common Stock on the date of the grant in the case of Non-Incentive Options.

         For purposes of the Plan, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing bid price of the Common Stock on The Nasdaq Stock Market (or the Nasdaq Electronic Bulletin Board) or, if the Common Stock is not then traded on The Nasdaq Stock Market (or quoted on the Nasdaq Electronic Bulletin Board), such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date the fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.

         For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.

         7. Term of Options.

         The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided, but in no event more than ten years from the date the Option is granted.

         8. Exercise of Options.

         (a) Each Option shall be exercisable to the extent determined by the Committee, but in no event shall an Option be exercisable until at least six months from the date of grant.

         (b) An Option may not be exercised for fractional shares of the Company's Common Stock.

         (c) Except as provided in paragraphs 9, 10 and 11 hereof, and unless determined otherwise by the Committee with respect to Non-Incentive Options granted to non-employees, no Option shall be exercisable unless the holder thereof shall have been an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for the Company and/or a subsidiary continuously from the date of grant to the date of exercise.

         (d) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares. The Committee may, in its discretion, include a "cashless exercise" provision in the applicable Option Agreement, in which event the optionee will be permitted to deliver previously owned shares of Common Stock with a fair market value equal to the exercise price in payment of the full purchase price of such shares, provided such shares, if purchased upon exercise of a stock option, shall have been held for at least six months.

         (e) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

         (f) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

         9. Transferability of Options.

         No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder, provided, however, that the Committee may provide in the Option Agreement for transferability of a Non-Incentive Option to an optionee's family members or family trusts.

         10. Termination of Employment or Engagement.

         (a) Except as provided in paragraph (b) below, in the event the employment of the holder of an Option shall be terminated by the Company or a subsidiary for any reason other than by reason of death or disability, or the engagement of a non-employee holder of a Non-Incentive Option shall be terminated by the Company or a subsidiary for any reason other than death, such holder may, within three months from the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan. In addition, at the discretion of the Committee, the exercisability of an outstanding Non-Incentive Option may be extended to a date determined by the Committee but not beyond ten years from the date of grant.

         (b) The Committee may, in its discretion, at the time of grant or by amending the applicable outstanding Non-Incentive Option, delete the foregoing termination provision with respect to a Non-Incentive Option granted to a non-employee of the Company or its subsidiaries.

         (c) Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to continue in the employ of the Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any Optionholder or interfere in any way with the right of the Company or any such subsidiary to terminate such Optionholder's employment or engagement at any time.

         11. Disability of Holder of Option.

         If the employment of the holder of an Option shall be terminated by reason of such holder's disability, such holder may, within twelve months from the date of such termination, exercise such option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

         12. Death of Holder of Option.

         If the holder of any Option shall die while in the employ of, or while performing services for, the Company or one or more of its subsidiaries (or within six months following termination of employment due to disability), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment due to disability) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within twelve months from the date of death but in no event subsequent to the expiration date of the Option.

         13. Adjustments Upon Changes in Capitalization.

         If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee whose determination thereon shall be conclusive.

         14. Acceleration of Exercisability Upon Change in Control.

         Upon the occurrence of a "change in control" of the Company (as defined below), all outstanding Options shall become immediately fully exercisable. For purposes of the Plan, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned Subsidiary) or liquidation of the Company or any sale or disposition of 80% or more of the assets or earning power or the Company; or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation.

         15. Vesting of Rights Under Options.

         Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Incentive Stock Option Agreement attached hereto as Exhibit B, shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

         16. Withholding Taxes.

         The Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements in connection with any grant made hereunder.

         17. Termination and Amendment.

         The Plan, which was adopted by the Board on November 4, 1997 and is subject to stockholder approval, shall terminate on November 3, 2007 and no Option shall be granted under the Plan after such date. The Committee may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that stockholder approval shall be required if otherwise required to comply with the Code, the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the Common Stock is then traded, or other applicable provisions of state or federal law or self-regulatory agencies; and provided, further, that no modification or amendment shall adversely affect the rights of a holder of an Option previously granted under the Plan without such holder's written consent.

                                                                     EXHIBIT A

                          CISTRON BIOTECHNOLOGY, INC.

                       INCENTIVE STOCK OPTION AGREEMENT

                            ----------------------

To:

                  We are pleased to notify you that by the determination of the Stock Option and Compensation Committee (herein called the "Committee") of the Board of Directors (herein called the "Board") an incentive stock option to purchase _______ shares of the Common Stock of Cistron Biotechnology, Inc. (herein called the "Company") at a price of $ ______ per share has this _______ day of ________ been granted to you under the Company's 1997 Incentive and Non-Incentive Stock Option Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                  1.        Purpose of Option.

                  The purpose of the Plan under which this incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

                  2.       Acceptance of Option Agreement.

                  Your execution of this incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

                  3.       When Option May Be Exercised.

                  (a) The option granted you hereunder may not be exercised for a period of six months from the date of its grant by the Committee as set forth above. Thereafter, this option shall be exercisable as follows:

             [Insert exercisability provisions. A typical example, although not required under the Plan, is as follows:]

             [(i) at the end of one year from the date of grant, up to 25% of the total shares subject to the option;

             (ii) at the end of the second year from the date of grant, up to 50%;

             (iii) at the end of the third year from the date of grant, up to 75%;

             (iv) at the end of the fourth year from the date of grant, up to 100%.]

This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ________ years [insert number of years; maximum - ten years] from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.

                  4.       How Option May Be Exercised.

                  This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased [if "cashless exercise" is permitted, add the following phrase:] [, unless exercised pursuant to the following "cashless exercise" provision.]

                  [Insert the following "cashless exercise" provision, if granted by the Committee:] [In lieu of paying for the shares purchasable under this option by cash or check, you may deliver previously owned shares of Common Stock with a fair market value equal to the full purchase price of the shares being purchased under this option, provided if such shares have been issued upon exercise of an option, they have been held for at least six months.]

                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certification for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

                  The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

                  5.       Termination of Employment.

                  If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, you may exercise, within three months from the date of such termination, that portion of the option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs no later than the Option Expiration Date.

                  6.       Disability.

                  If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs no later than the Option Expiration Date.

                  7.       Death.

                  If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve months from the date of your death, but in no event after the Option Expiration Date.

                  8.       Non-Transferability of Option.

                  This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

                  9.     Adjustments upon Changes in Capitalization.

                  If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive.

                  10.    Acceleration of Exercisability Upon Change in Control.

                  Upon the occurrence of a "change in control" of the Company (as defined below), this option shall become immediately fully exercisable. For purposes of this option, a "change in control" of the Company shall mean
(i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned Subsidiary) or liquidation of the Company or any sale or disposition of 80% or more of the assets or earning power or the Company; or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation.

                  11.      Subject to Terms of the Plan.

                  This incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                                      Sincerely yours,

                                      CISTRON BIOTECHNOLOGY, INC.



                                      By:
                                         -------------------------
                                      Name:
                                     Title:


Agreed to and accepted this
      day of          , 199 .




----------------------------
Signature of Optionee

                                                                     EXHIBIT B

                          CISTRON BIOTECHNOLOGY, INC.

                     NON-INCENTIVE STOCK OPTION AGREEMENT

                    ---------------------------------------

To:

                  We are pleased to notify you that by the determination of
the Stock Option and Compensation Committee (herein called the "Committee") of the Board of Directors (herein called the "Board") a non-incentive stock
option to purchase    shares of the Common Stock of Cistron Biotechnology, Inc.
(herein called the "Company") at a price of $            per share has this
day of         been granted to you under the Company's 1997 Incentive and
NonIncentive Stock Option Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                  1.       Purpose of Option.

                  The purpose of the Plan under which this non-incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

                  2.       Acceptance of Option Agreement.

                  Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

                  3.       When Option May Be Exercised.

                  The option granted you hereunder shall be exercisable as follows: [set forth terms and expiration date of Option, but in no event shall the Option be exercisable until at least six months from the date of grant].

                  This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ________ years [insert number of years; maximum - ten years] from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.

                  4.       How Option May Be Exercised.

                  This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchased has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. [If "cashless exercise" is permitted, add the following phrase:] [Notwithstanding the foregoing, this option may also be exercised pursuant to the following "cashless exercise" provision.]

                  [Insert the following "cashless exercise" provision, if granted by the Committee:] [In lieu of paying for the shares purchasable under this option by cash or check, you may deliver previously owned shares of Common Stock with a fair market value equal to the full purchase price of the shares being purchased under this option, provided if such shares have been issued upon exercise of an option, you have held such shares for at least six months.]

                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

                  The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

                  5.       Termination of Employment or Engagement.

                  [The Committee may determine to delete this provision, at the time of grant or by amendment, to a non-employee, in which event the words "Intentionally omitted" should be inserted.] If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, or if a you are not an employee of the Company and your engagement by the Company (or a subsidiary) is terminated for any reason other than death, you may exercise, within three months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

                  6.       Disability.

                  If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

                  7.       Death.

                  If you die while employed by, or while performing services for, the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve months from the date of your death, but in no event after the Option Expiration Date.

                  8.       Non-Transferability of Option.

                  This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

                  [Alternative Section 8, if provided for by the Committee:]

                  [8.      Limited Transferability of Option.

                  This option shall not be transferable except to members of your family or to your family trust(s), and by Will or the laws of descent and distribution.]


                  9.       Adjustments upon Changes in Capitalization.

                  If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive.

                  10.    Acceleration of Exercisability Upon Change in Control.

                  Upon the occurrence of a "change in control" of the Company (as defined below), this option shall become immediately fully exercisable. For purposes of this option, a "change in control" of the Company shall mean
(i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned Subsidiary) or liquidation of the Company or any sale or disposition of 80% or more of the assets or earning power or the Company; or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation.

                  11.    Subject to Terms of the Plan.

                  This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                  12.      Tax Status.

                  This option does not qualify as an "incentive stock option" under the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

                                      Sincerely yours,

                                      CISTRON BIOTECHNOLOGY, INC.



                                      By:
                                         -----------------------
                                         Name:
                                         Title:

Agreed to and accepted this
     day of          , 199 .




---------------------------
Signature of Optionee

[FRONT OF PROXY CARD]


PROXY                      CISTRON BIOTECHNOLOGY, INC.

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints BRUCE C. GALTON and ISIDORE
S. EDELMAN, M.D., and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Cistron Biotechnology, Inc. on December 10, 1997, and any adjournments and postponements thereof, upon all matters as may properly come before the Annual Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.


                     PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.




[BACK OF PROXY CARD]



       Please mark
       your votes
       as in this
       example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) AND (2) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING:



(1)      TO ELECT A BOARD OF FIVE (5) DIRECTORS,

FOR                                   WITHHOLD AUTHORITY
(except as marked to the              to vote for all five (5)
contrary below) all five (5)          nominees listed below
nominees listed below

          [ ]
                                               [ ]



         Bruce C. Galton, Isidore S. Edelman, M.D., Thomas P. Carney, Ph.D., Frank G. Stout and Robert W. Naismith, Ph.D.


To WITHHOLD AUTHORITY to vote for any individual nominee(s), print such nominee's name below:

-------------------------------------------------------------------------------


(2) To approve the Company's 1997 Incentive and Non-Incentive Stock Option Plan, under which an aggregate of 1,200,000 shares of Common Stock of the Company will be reserved for issuance upon exercise of options granted thereunder;

               [ ] FOR                 [ ] AGAINST           [ ] ABSTAIN

(3) To approve an amendment to the Company's Certificate of Incorporation authorizing 5,000,000 shares of preferred stock;

               [ ] FOR                 [ ] AGAINST           [ ] ABSTAIN


(4) To ratify the reappointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending June 30, 1998; and

               [ ] FOR                 [ ] AGAINST           [ ] ABSTAIN


(5)      Upon any and all other business that may come before the Annual
         Meeting.

Check here if you plan to attend the Annual Meeting of Stockholders. [ ]

                  THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1) AND (2) UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.



SIGNATURE(S):                                     DATE                1997
             -------------------------------------      --------------
Note:  Executors, Administrators, Trustees, etc.
       should give full title.